                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           SECOND AMENDMENT AND WAIVER

      SECOND AMENDMENT AND WAIVER, dated as of June 10, 2005 (this "Amendment"'), to the Amended and Restated Credit Agreement, dated as of May 12, 2004 (the "Credit Agreement"), among INFRASOURCE SERVICES, INC., a Delaware corporation ("Holdings"), INFRASOURCE INCORPORATED, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LASALLE BANK NATIONAL ASSOCIATION, as syndication agent, and BARCLAYS BANK PLC, as administrative agent (the "Administrative Agent").

                                   WITNESSETH:

      WHEREAS, the Borrower has requested that the Lenders agree to amend and waive certain provisions in the Credit Agreement upon the terms and subject to the conditions set forth herein; and

      WHEREAS, the Lenders have agreed to such amendments and waivers only upon the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

      2. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

            "[**********] Project Losses": losses arising out of the Borrower's underground project (under a contract with [**********]) outside of [**************] described in the letter from the Borrower to the Administrative Agent and the Lenders dated June 8, 2005; provided, that such losses do not result in, or could not reasonably be expected to result in, an aggregate negative amount of Consolidated Adjusted EBITDA (as measured over all relevant periods and excluding any application of clause (k) of the definition of such term which would otherwise result therefrom) in excess of $[**********].

            "[**********] Project Adjustments": reductions in the profitability of the Borrower's underground project in [**********] described in the letter from the Borrower to the Administrative Agent and the Lenders dated June 8, 2005; provided, that such loss in profitability does not result in an aggregate negative amount of Consolidated Adjusted EBITDA (as measured over all relevant periods and excluding any application of clause (e) of the definition of such term which may otherwise result if such losses in profitability were classified as extraordinary, unusual or non-recurring) in excess of $[**********].

      3. Amendment to Section 4.2 (No Change). Section 4.2 of the Credit Agreement is hereby amended by deleting the "." at the end thereof and inserting in lieu thereof the following language: ", except for the [**********] Project Losses." The amendment set forth in this Section 4.2 shall cease to be effective on and after July 25, 2005 (with respect to representations and warranties made on or after such time), at which time such Section 4.2 shall revert to the language set forth therein prior to the effectiveness of this Amendment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

      4. Waiver of Section 4.10 (Taxes). The Required Lenders hereby waive any noncompliance with Section 4.10 to the extent such noncompliance results from the failure to file any state tax returns in connection with the Acquisition which are required to be reviewed and approved by the Seller; provided, that (i) the taxes payable in accordance with such state tax returns shall have already been paid (or provision shall have already been made for payment of such tax returns) and (ii) such state tax returns must be filed on or before June 30, 2005.

      5. Waiver of Section 4.18 (Accuracy of Information. Etc.), Section 5.3 (Condition to Each Extension of Credit) and Section 6.1 (Financial Statements). The Required Lenders hereby waive (i) any misrepresentation as to (or Default or Event of Default relating to) the completeness and correctness in all material respects of the consolidated financial statements of Holdings for the fiscal quarter ended March 31, 2005 made (or to be made prior to any restatement of such financial statements) in the last sentence of Section 6.1 or in any Compliance Certificate or other certificate relating to such financial statements or fiscal period to the extent such misrepresentation results from the [**********] Project Losses and/or the [**********] Project Adjustments,
(ii) any misrepresentation under Section 4.18 to the extent resulting from the impact of the [**********] Project Losses and/or the [**********] Project Adjustments on the consolidated financial statements of Holdings for the fiscal quarter ended March 31, 2005 and (iii) any noncompliance with Section 5.3 with respect to the foregoing; provided, that the waivers set forth in this paragraph 5 shall cease to be effective on and after July 25, 2005.

      6. Representations and Warranties. (a) Credit Agreement Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Sections 4 of the Credit Agreement mutatis mutandis (giving effect and subject to the waivers contained herein), except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

            (b) Power; Authorization; Enforceable Obligations. Each Loan Party has the requisite corporate or other power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment. Each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment. The Credit Agreement, as amended by this Amendment, continues to constitute a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability maybe limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (c) No Legal Bar. The execution, delivery and performance of this Amendment and any other related documents will not violate any Requirement of Law or any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenue pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents).

      7. Conditions to Effectiveness. This Amendment shall become effective on the date upon which:

            (a) the Administrative Agent shall have received this Amendment, executed by the Borrower, Holdings, the Subsidiary Guarantors and the Required Lenders; and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            (b) the Administrative Agent shall have received, for the account of each Lender executing this Amendment on or before 5:00 p.m., New York City time, June 10, 2005, a consent fee equal to the product of (i) [*****]% and (ii) the sum of (x) the Revolving Commitments of each such Lender and (y) the aggregate outstanding principal amount of Term Loans of each such Lender.

      8. Continuing Effect. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Administrative Agent and/or the Required Lenders. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

      9. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel.

      10. Counterparts. This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                                                  EXECUTION COPY

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      INFRASOURCE INCORPORATED

                                      By: /s/ Terence R. Montgomery
                                          ------------------------------
                                      Name:  Terence R. Montgomery
                                      Title: Sr. Vice President & CFO

                                      INFRASOURCE SERVICES, INC.

                                      By: /s/ Terence R. Montgomery
                                          ------------------------------
                                      Name:  Terence R. Montgomery
                                      Title: Sr. Vice President & CFO

                                      BARCLAYS BANK PLC, as Administrative Agent
                                        and as a Lender

                                      By: /s/ David Barton
                                          --------------------------------------
                                      Name:  David Barton
                                      Title: Associate Director

                                      LASALLE BANK NATIONAL ASSOCIATION, as
                                      Syndication Agent and as a Lender

                                      By: /s/ Philip R. Medsger
                                          ----------------------

                                      Name:  Philip R. Medsger
                                      Title: First Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                               RZB FINANCE LLC
                                      -----------------------------------
                                               [Name of Lender]

                                      By: /s/ Christoph Hoedl
                                          ------------------------------
                                      Name:  Christoph Hoedl
                                      Title: Group Vice President

                                      By: /s/ John A. Valiska
                                          ------------------------------
                                      Name:  John A. Valiska
                                      Title: First Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      JPMorgan Chase Bank, N.A.

                                      By: /s/ Lee P. Brennan
                                          ------------------------------
                                      Name:  Lee P. Brennan
                                      Title: Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                         Wachovia Bank, National Association
                                      ------------------------------------------
                                                 [Name of Lender]

                                      By: /s/ Stephen T. Dorosh
                                          ------------------------------
                                      Name:  Stephen T. Dorosh
                                      Title: Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                           Commerce Bank
                                      -----------------------------------
                                          [Name of Lender]

                                      By: /s/ Michael P. Thomson
                                          -------------------------------------
                                      Name:  Michael P. Thomson
                                      Title: Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      APEX (IDM) CDO I, LTD.
                                      BABSON CLO LTD. 2003-I
                                      ELC (CAYMAN) LTD. 1999-II
                                      SUFFIELD CLO, LIMITED
                                      TRYON CLO LTD. 2000-I
                                      By:  Babson Capital Management LLC as
                                      Collateral Manager

                                      By: /s/ John W. Stelwagon
                                          ------------------------------
                                      Name:  John W. Stelwagon
                                      Title: Managing Director

                                      MAPLEWOOD (CAYMAN) LIMITED
                                      By:  Babson Capital Management LLC as
                                      Investment Manager

                                      By: /s/ John W. Stelwagon
                                          ------------------------------
                                      Name:  John W. Stelwagon
                                      Title: Managing Director

                                      SIMSBURY CLO, LIMITED
                                      By:  Babson Capital Management LLC under
                                      delegated authority from Massachusetts
                                      Mutual Life Insurance Company as
                                      Collateral Manager

                                      By: /s/ John W. Stelwagon
                                          ------------------------------
                                      Name:  John W. Stelwagon
                                      Title: Managing Director

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      FOXE BASIN CLO 2003, LTD
                                      By Royal Bank of Canada as Collateral
                                      Manager

                                      By: /s/ Lee M. Shaiman
                                          ------------------------------
                                      Name:  Lee M. Shaiman
                                      Title: Authorized Signatory

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      LANDMARK CDO LIMITED
                                      By:  Aladdin Capital Management LLC, as
                                      Manager

                                      By: /s/ Angela Bozorgmir
                                          ------------------------------
                                      Name:  Angela Bozorgmir
                                      Title: Director

                                      LANDMARK II CDO LIMITED
                                      By:  Aladdin Capital Management LLC, as
                                      Manager

                                      By: /s/ Angela Bozorgmir
                                          ------------------------------
                                      Name:  Angela Bozorgmir
                                      Title: Director

                                      LANDMARK III CDO LIMITED
                                      By:  Aladdin Capital Management LLC, as
                                      Manager

                                      By: /s/ Angela Bozorgmir
                                          ------------------------------
                                      Name:  Angela Bozorgmir
                                      Title: Director

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                               PACIFICA  CDO II, LTD
                                      -----------------------------------
                                               [Name of Lender]

                                      By: Signature Illegible
                                          -------------------------------------
                                      Name:
                                      Title:

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      NATIONWIDE LIFE INSURANCE COMPANY
                                      SEPARATE ACCOUNT-B RETIREMENT
                                           [Name of Lender]

                                      By: /s/ Mark W. Poeppelman
                                          -------------------------------------
                                      Name:  Mark W. Poeppelman
                                      Title: Authorized Signatory

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      NATIONWIDE MUTUAL INSURANCE COMPANY
                                                [Name of Lender]

                                      By: /s/ Mark W. Poeppelman
                                         --------------------------------------
                                      Name:  Mark W. Poeppelman
                                      Title: Authorized Signatory

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                                AMCO INSURANCE
                                      -----------------------------------
                                               [Name of Lender]

                                      By: /s/ Mark W. Poeppelman
                                          -------------------------------------
                                      Name:  Mark W. Poeppelman
                                      Title: Authorized Signatory

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      SCOTTSDALE INSURANCE
                                        [Name of Lender]

                                      By: /s/ Mark W. Poeppelman
                                          --------------------------------------
                                      Name:  Mark W. Poeppelman
                                      Title: Authorized Signatory

                                   INFRASOURCE INCORPORATED
                                   SECOND AMENDMENT

                                   FOOTHILL INCOME TRUST II, L.P.
                                          [Name of Lender]

                                   By: Signature Illegible
                                       ---------------------------------------
                                   Name:  FIT II GP, LLC, Its General Partner
                                   Title: Managing Member

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                               Name Illegible
                                      ------------------------------------------
                                               [Name of Lender]

                                      By: /s/ D. Robinson
                                          -------------------------------------
                                      Name:  Denton Robinson
                                      Title: Loans Officer

                                    INFRASOURCE INCORPORATED
                                    SECOND AMENDMENT

                                    Denali Capital LLC, managing member of
                                    DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

                                    By: /s/ John R. Thacker
                                         ------------------------------
                                    Name:  John R. Thacker
                                    Title: Chief Credit Officer

                                  INFRASOURCE INCORPORATED
                                  SECOND AMENDMENT

                                  Denali Capital LLC, managing member of
                                  DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

                                  By: /s/ John R. Thacker
                                      ------------------------------
                                  Name:  John R. Thacker
                                  Title: Chief Credit Officer

                                     INFRASOURCE INCORPORATED
                                     SECOND AMENDMENT

                                     Denali Capital LLC, managing member of
                                     DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

                                     By: /s/ John R. Thacker
                                         ------------------------------
                                     Name:  John R. Thacker
                                     Title: Chief Credit Officer

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      GULF-STREAM-COMPASS CLO 2003-1 LTD.
                                      By:  Gulf Stream Asset Management LLC
                                      As Collateral Manager

                                      By: /s/ Barry K. Love
                                          -------------------------------------
                                      Name:  Barry K. Love
                                      Title: Chief Credit Officer

                               INFRASOURCE INCORPORATED
                               SECOND AMENDMENT

                               PRINCIPAL LIFE INSURANCE COMPANY
                                      [Name of Lender]

                               By: Principal Global Investors, LLC, a Delaware limited liability company, it authorized signatory

                               By: /s/ Scott Bennett
                                   ---------------------------------------
                               Name:  Scott Bennett
                               Title: Portfolio Manager

                               By: /s/ Colin Pennycooke
                                   ------------------------------
                               Name:  Colin Pennycooke
                               Title: Counsel

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      Gleneagles CLO, Ltd.
                                      By:  Highland Capital Management, L.P.
                                      As Collateral Manager

                                      By: /s/ Chad Schramek
                                         ----------------------------
                                      Name:  Chad Schramek
                                      Title: Assistant Treasurer
                                             Highland Capital Management, L.P.

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      Loan Funding IV, LLC
                                      By:  Highland Capital Management, L.P.
                                      As Portfolio Manager

                                      By: /s/ Chad Schramek
                                          -----------------------------
                                      Name:  Chad Schramek
                                      Title: Assistant Treasurer
                                             Highland Capital Management, L.P.

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      Highland Legacy Limited
                                      By:  Highland Capital Management, L.P.
                                      As Collateral Manager

                                      By: /s/ Chad Schramek
                                         ---------------------------------
                                      Name:  Chad Schramek
                                      Title: Assistant Treasurer
                                             Highland Capital Management, L.P.

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      Restoration Funding CLO, LTD
                                      By:  Highland Capital Management, L.P.
                                      As General Partner

                                      By: /s/ Chad Schramek
                                          ----------------------------
                                      Name:  Chad Schramek
                                      Title: Assistant Treasurer
                                             Highland Capital Management, L.P.

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      Highland Loan Funding V, LTD.
                                      By:  Highland Capital Management, L.P.
                                      As Collateral Manager

                                      By: /s/ Chad Schramek
                                          ----------------------------
                                      Name:  Chad Schramek
                                      Title: Assistant Treasurer
                                             Highland Capital Management, L.P.

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      ELF Funding Trust I
                                      By:  Highland Capital Management, L.P.
                                      As Collateral Manager

                                      By: /s/ Chad Schramek
                                          ----------------------------
                                      Name:  Chad Schramek
                                      Title: Assistant Treasurer
                                             Highland Capital Management, L.P.

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      Highland Floating Rate Advantage Fund
                                      By:  Highland Capital Management, L.P.
                                      Its Investment Advisor

                                      By: /s/ R. Joseph Dougherty
                                          -------------------------------------
                                      Name:  R. Joseph Dougherty
                                      Title: Senior Vice President, Secretary

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      Highland Floating Rate Limited
                                      Liability Company
                                      By:  Highland Capital Management, L.P.
                                      Its Investment Advisor

                                      By: /s/ R. Joseph Dougherty
                                          --------------------------------------
                                      Name:  R. Joseph Dougherty
                                      Title: Senior Vice President, Secretary

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      CUMBERLAND II CLO LTD.
                                      By:  Deerfield Capital Management LLC as
                                      its Collateral Manager

                                      By: /s/ Matt Stouffer
                                          --------------------------------------
                                      Name:  Matt Stouffer
                                      Title: Sr. Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      LONG GROVE CLO, LIMITED
                                      By:  Deerfield Capital Management LLC as
                                      its Collateral Manager

                                      By: /s/ Matt Stouffer
                                         ---------------------------------------
                                      Name:  Matt Stouffer
                                      Title: Sr. Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      FOREST CREEK CLO, Ltd.
                                      By:  Deerfield Capital Management LLC as
                                      its Collateral Manager

                                      By: /s/ Matt Stouffer
                                          --------------------------------------
                                      Name:  Matt Stouffer
                                      Title: Sr. Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      ROSEMONT CLO, Ltd.
                                      By:  Deerfield Capital Management LLC as
                                      its Collateral Manager

                                      By: /s/ Matt Stouffer
                                          --------------------------------------
                                      Name: Matt Stouffer
                                      Title: Sr. Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      BRYN MAWR CLO, Ltd.
                                      By:  Deerfield Capital Management LLC as
                                      its Collateral Manager

                                      By: /s/ Matt Stouffer
                                          --------------------------------------
                                      Name:  Matt Stouffer
                                      Title: Sr. Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      SEMINOLE FUNDING LLC

                                      By: /s/ M. Cristina Higgins
                                          --------------------------------------
                                      Name:  M. Cristina Higgins
                                      Title: Assistant Vice President

                                      INFRASOURCE INCORPORATED
                                      SECOND AMENDMENT

                                      MUIRFIELD TRADING INC.

                                      By:/s/ M. Cristina Higgins
                                         ---------------------------------------
                                      Name:  M. Cristina Higgins
                                      Title: Assistant Vice President

                                    INFRASOURCE INCORPORATED
                                    SECOND AMENDMENT

                                    FIRST TRUST/FOUR CORNERS SENIOR
                                    FLOATING RATE INCOME FUND, as Lender
                                    By:  Four Corners Capital Management LLC,
                                    as Sub- Adviser

                                    By: /s/ Dean Valentine
                                        ------------------------------
                                    Name:  Dean Valentine
                                    Title: Vice President

                                    FIRST TRUST/FOUR CORNERS SENIOR
                                    FLOATING RATE INCOME FUND II, as Lender
                                    By:  Four Corners Capital Management LLC,
                                    as Sub- Adviser

                                    By: /s/ Dean Valentine
                                        ------------------------------
                                    Name:  Dean Valentine
                                    Title: Vice President

                                    FOUR CORNERS CLO 2005-I, LTD, as Lender
                                    By:  Four Corners Capital Management LLC, as
                                    Collateral Manager

                                    By: /s/ Dean Valentine
                                        ------------------------------
                                    Name:  Dean Valentine
                                    Title: Vice President

                                                                  EXECUTION COPY

                           ACKNOWLEDGEMENT AND CONSENT

            Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Second Amendment.

                                      INFRASOURCE CORPORATE SERVICES, INC.

                                      By: /s/ Terence R. Montgomery
                                          ------------------------------
                                      Name:  Terence R. Montgomery
                                      Title: Sr. Vice President & CFO

                                      DASHIELL HOLDINGS CORPORATION

                                      By:  /s/ Terence R. Montgomery
                                           ------------------------------
                                      Name:  Terence R. Montgomery
                                      Title: Sr. Vice President & CFO

                                      DASHIELL CORPORATION

                                      By: /s/ Terence R. Montgomery
                                          ------------------------------
                                      Name:  Terence R. Montgomery
                                      Title: Sr. Vice President & CFO

                                      DACON CORPORATION

                                      By: /s/ Terence R. Montgomery
                                          ------------------------------
                                      Name:  Terence R. Montgomery
                                      Title: Sr. Vice President & CFO

                                      ELECTRIC SERVICES, INC.

                                      By: /s/ Terence R. Montgomery
                                          ------------------------------
                                      Name:  Terence R. Montgomery
                                      Title: Sr. Vice President & CFO

                                      M.J. ELECTRIC, INC.

                                      By: /s/ Terence R. Montgomery
                                          ------------------------------
                                      Name:  Terence R. Montgomery
                                      Title: Sr. Vice President & CFO

                                    BLAIR PARK SERVICES, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    OSP CONSULTANTS, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    INTERNATIONAL COMMUNICATIONS SERVICES, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    OSP, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    OSP TELCOM, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    RJE TELECOM, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    SUNESYS, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    SUNESYS OF VIRGINIA, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    CHOWNS, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    TRINITY INDUSTRIES, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    INFRASOURCE UNDERGROUND SERVICES, INC.

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    INFRASOURCE POWER, LLC

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    INFRASOURCE UNDERGROUND INSTALLATION, LLC

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                                    MECHANICAL SPECIALTIES, INCORPORATED

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO

                           INFRASOURCE MID-ATLANTIC INC.

                           By: /s/ Terence R. Montgomery
                               ------------------------------
                           Name:  Terence R. Montgomery
                           Title: Sr. Vice President & CFO

                           INFRASOURCE UNDERGROUND CONSTRUCTION SERVICES, LLC

                           By: /s/ Terence R. Montgomery
                               ------------------------------
                           Name:  Terence R. Montgomery
                           Title: Sr. Vice President & CFO

                           INFRASOURCE UNDERGROUND
                           CONSTRUCTION, INC.

                           By: /s/ Terence R. Montgomery
                               ------------------------------
                           Name:  Terence R. Montgomery
                           Title: Sr. Vice President & CFO

                           INFRASOURCE UNDERGROUND CONSTRUCTION, LLC

                           By: /s/ Terence R. Montgomery
                               ------------------------------
                           Name:  Terence R. Montgomery
                           Title: Sr. Vice President & CFO

                           MASLONKA & ASSOCIATES, INC.

                           By: /s/ Terence R. Montgomery
                               ------------------------------
                           Name:  Terence R. Montgomery
                           Title: Sr. Vice President & CFO

                           UTILITY LOCATE & MAPPING SERVICES, INC.

                           By: /s/ Terence R. Montgomery
                               ------------------------------
                           Name:  Terence R. Montgomery
                           Title: Sr. Vice President & CFO

                           INFRASOURCE UNDERGROUND CONSTRUCTION CALIFORNIA, INC.

                           By: /s/ Terence R. Montgomery
                               ------------------------------
                           Name:  Terence R. Montgomery
                           Title: Sr. Vice President & CFO

                                    INFRASOURCE CONCRETE & PAVING SERVICES, LLC

                                    By: /s/ Terence R. Montgomery
                                        ------------------------------
                                    Name:  Terence R. Montgomery
                                    Title: Sr. Vice President & CFO